SUBJECT PROPERTY:           622-632 POLK                            PAGE 3 OF 3
                  -------------------------------------------------

     I. COMMON INTEREST DEVELOPMENT. Where applicable to the property, within twenty (20) days of acceptance, Seller shall furnish Buyer, at Seller's expense, copies of the subject property's current
          Covenants, Conditions, and Restrictions; articles of incorporation; bylaws; rules and regulations; financial statements; current budget, including delinquent assessments, penalties and attorney fees and shall advise Buyer of pending special assessments or potential or pending litigation. Buyer shall have seven (7) days from date of receipt of the above information to notify Seller of his/her approval. Seller to pay all homeowners' association transfer fees. NOTE: Buyer acknowledges that inspections and repairs required by this contract may be subject to the approval of, and limited in scope by the homeowners' association.

     J. ENTIRE AGREEMENT. This contract contains the entire agreement of the parties and any agreement or representation respecting the property or the duties of Buyer and Seller not expressly set forth herein is null and void. Each party represents that they have not relied on any statements of the real estate agent or Broker which are not contained in this contract. Each party acknowledges that they have thoroughly read and approved each of the provisions prior to signing this document.

8.   LIQUIDATED DAMAGES AS SPECIFIED IN OFFER.
     A.   LIQUIDATED DAMAGES REQUESTED:      Seller: ( /s/ [ILLEGIBLE]  )
                                                      ------------------
                                             Buyer:  (                  )
                                                      ------------------
     B.   LIQUIDATED DAMAGES DECLINED:       Seller: ( /s/ [ILLEGIBLE]  )
                                                      ------------------
                                             Buyer:  (                  )
                                                      ------------------
          ACKNOWLEDGEMENT: FUNDS PLACED IN ESCROW OR OTHER TRUSTEE ACCOUNT MAY NOT BE AUTOMATICALLY RELEASED UPON ANY DISPUTE BETWEEN THE PARTIES. STANDARD PRACTICE REQUIRES A RELEASE SIGNED BY ALL PARTIES PRIOR TO ANY DISBURSEMENT.

9.   ARBITRATION OF DISPUTES AS SPECIFIED IN OFFER.
     A.   ARBITRATION OF DISPUTES REQUESTED: Seller: ( /s/ [ILLEGIBLE]  )
                                                      ------------------
                                             Buyer:  (                  )
                                                      ------------------

     B.   ARBITRATION OF DISPUTES DECLINED:  Seller: (                  )
                                                      ------------------
                                             Buyer:  (                  )
                                                      ------------------

10. AGENCY CONFIRMATION. The following agency relationship(s) are hereby confirmed for this transaction:
     LISTING AGENT:  COLDWELL BANKER is the agent of (check one):
     / /  the seller exclusively; or /X/  both the Buyer and the Seller.
     SELLING AGENT: (Broker's Name) COLDWELL BANKER (if not the same as Listing Agent) is the agent of (check one):
     / / the Buyer exclusively; or / / the Seller exclusively; or /X/ both the Buyer and Seller.

11.  ADDITIONAL TERMS;
       1. SELLER HAS MADE COUNTEROFFERS TO MORE THAN ONE PROSPECTIVE PURCHASER AND ACCEPTANCE IS NOT EFFECTIVE UNLESS AND UNTIL SELLER GIVES WRITTEN NOTIFICATION OF ACCEPTANCE TO ONE OF THE BUYERS.
       2. AMERICAN HOTELS, INC. STATES THAT ALL FURNITURE, FURNISHINGS, CARPETS AND PERSONAL PROPERTY IN THE BUILDING BELONG TO AMERICAN HOTELS, INC. THUS, AND NEGOTIATIONS REGARDING FURNITURE, FURNISHINGS, CARPETS AND PERSONAL PROPERTY SHOULD BE DIRECTED TO AMERICAN HOTELS, INC.
       3. ATTACHED 2 PAGE ADDENDUM FOR CDL 14 IS INCORPORATED AND MADE A PART HEREIN OF THIS CONTRACT.
       4. THIS IS AN "AS IS" SALE. BUYER SHOULD PAY FOR ALL COSTS FOR REPORTS, INSPECTIONS, AND INVESTIGATIONS, AS WELL AS ANY COSTS FOR REPAIRS RECOMMENDED FROM SAID REPORTS.

12.  ADDITIONAL ADDENDA ________________________________________ to be signed by
     Buyer and Seller, are attached and made a part hereof.

13. OFFER AND ACCEPTANCE. Seller reserves the right to continue to offer the herein described property for sale and to accept any offer at any time prior to delivery to Seller, or ___________________ of a copy of this Counteroffer duly accepted and signed by Buyer. Unless this Counteroffer is accepted on or before THUR. JULY 3, 1997 by 12:00 / / AM /X/ PM, it shall be deemed revoked and the deposit shall be returned to Buyer. This contract and any addendum or modification, including any photocopy or facsimile, may be executed in counterpart, all of which shall constitute one writing. In the event facsimile transmissions are used and followed up by signatures on original copies, the date and time references on the facsimile copy shall be the effective date and times for the contract. SIGNATURE OF AGENT DOES NOT CONSTITUTE ACCEPTANCE.

RECEIPT OF A COPY IS HEREBY ACKNOWLEDGED.   SELLER  WELLS FARGO BANK, TRUSTEE
                                                    ----------------------------

DATE    7/01/97      TIME    1:30 PM        SELLER  BY: /s/ Jeffrey Hisech
        -------              -------                ----------------------------
                                                           JEFFREY HISECH
                                                    ----------------------------
                                                      ASSISTANT VICE PRESIDENT
                                                    ----------------------------

                                                    BY: /s/ Maureen C. McCartin
                                                    ----------------------------
                                                         MAUREEN C. McCARTIN
                                                    ----------------------------
                                                            VICE PRESIDENT
                                                    ----------------------------

The undersigned Buyer agrees to purchase the property on the terms and conditions set forth above , / / except as follows:
     PURCHASE PRICE TO BE $1,850,000.00. EXHIBIT B TO BE INCORPORATED INTO THIS CONTRACT.

Unless this Counter to the Counteroffer is duly accepted on or before July 7, 1997 by 4:00 / / AM /X/ PM, it shall be deemed revoked and the deposit shall be returned to Buyer.

RECEIPT OF A COPY IS HEREBY ACKNOWLEDGED.   BUYER   /s/ [ILLEGIBLE]
                                                    ----------------------------

DATE   July 3, 1997  TIME    12:00 NOON     BUYER
       ------------          ----------             ----------------------------

Buyer's Counter to the Counteroffer is hereby accepted and Seller agrees to sell on the terms and conditions set forth above.

                                            SELLER  WELLS FARGO BANK, TRUSTEE
                                                    ----------------------------

DATE    7-3-97       TIME    4:00 PM        SELLER  BY: /s/ Maureen C. McCartin
        ------               -------                ----------------------------
                                                         MAUREEN C. McCARTIN
        -------              -------                ----------------------------
                                                            VICE PRESIDENT
        -------              -------                ----------------------------

                                     EXHIBIT B
                         622-632 POLK STREET, SAN FRANCISCO

REGARDING ITEM 10(a) OF ADDENDUM FORM CDL-14:

BUYER INTENDS TO PURCHASE THE PROPERTY IN "AS IS" CONDITION. HOWEVER, THE BUYER STATES THAT THEY HAVE NOT INSPECTED THE PROPERTY TO THE FULL EXTENT DEEMED APPROPRIATE AND WISH TO CONDUCT FURTHER INSPECTIONS AFTER ACCEPTANCE OF THEIR OFFER TO PURCHASE THE ABOVE PROPERTY.

THE BUYER SHALL HAVE 21 DAYS AFTER ACCEPTANCE TO CONDUCT ADDITIONAL INSPECTIONS. THIS CONTRACT IS CONTINGENT UPON BUYERS APPROVAL, IN WRITING, OF ALL OF THESE INSPECTIONS. SELLER IS TO ALLOW COMPLETE ACCESS TO THE VARIOUS INSPECTORS DURING THIS PERIOD.

THE BUYER WILL USE BEST EFFORTS TO COMPLETE AND REVIEW ALL INSPECTION DATA WITHIN THIS TIME-FRAME. IF THERE ARE DELAYS IN RECEIVING REPORTS DUE TO FACTORS BEYOND THE BUYERS CONTROL, THE SELLER WILL GRANT A REASONABLE EXTENSION OF TIME UPON WRITTEN REQUEST OF THE BUYER.

TO CLARIFY THE CONTRACT, ITEM 10(e) IS TO BE WAIVED. ESCROW TO CLOSE ON OR BEFORE SEPTEMBER 5, 1997.

DATED     July 3, 1997                  BUYER        /s/ [ILLEGIBLE]
     -----------------------                 ---------------------------------
                                                 WELLS FARGO BANK, TRUSTEE
                                             ---------------------------------


DATED        7-3-97                     SELLER  By   /s/ Maureen C. McCartin
     -----------------------                  --------------------------------
                                                    MAUREEN C. McCARTIN
                                              --------------------------------
                                                      VICE PRESIDENT

                                                By:  Jeffrey Hisech
                                              --------------------------------

                         ADDENDUM TO CALIFORNIA ASSOCIATION
     OF REALTORS COMMERCIAL REAL ESTATE PURCHASE CONTRACT, RECEIPT FOR DEPOSIT
                       AND ESCROW INSTRUCTIONS (FORM CDL-14)



     The California Association of Realtors Commercial Real Estate Purchase Contract, Receipt for Deposit and Escrow Instructions (Form DLF-14) ("Agreement"), to which this Addendum is attached and incorporated into by this reference, is hereby modified and amended as follows, notwithstanding any provision of the Agreement to the contrary:

1. BROKER'S COMPENSATION: Wells Fargo Bank, N.A., in its fiduciary capacity, agrees to pay Broker as a commission, 6% of the selling price, if during the listing period or any extension thereof any anyone (exclusive right to sell listing) procure(s) a buyer on the terms stated in this listing agreement or any other terms acceptable to Wells Fargo Bank, N.A., in its fiduciary capacity. The commission shall be earned and payable, as specified by the Court approving the subject sale or as agreed upon, only on the close of escrow and recording of the deed. Any fee or commission due to any other broker in connection with the sale shall be paid by Broker prior to or concurrently with payment by Wells Fargo Bank, N.A., in its fiduciary capacity, to Broker.

2.   PAYMENT OF PURCHASE PRICE:  The purchase price shall be paid all in cash.

3. BUYER'S DEPOSIT: Broker is authorized to accept buyer's deposit only as buyer's agent until acceptance of the offer by Wells Fargo Bank, N.A., in its fiduciary capacity. Buyer's deposit shall be in the form of a cashier's check. All checks must be made payable to the order of the escrow company.

4. CONDITION OF TITLE/TITLE INSURANCE: Title will be subject to the exceptions shown on any preliminary title report. Evidence of title will be a California Land Title Association (CLTA) standard policy of title insurance to be paid for by Buyer. Wells Fargo Bank, N.A., in its fiduciary capacity, shall execute a quitclaim or trustee's deed only. If for any reason whatsoever title in the manner set forth herein cannot be conveyed by Wells Fargo Bank, N.A., in its fiduciary capacity, Wells Fargo Bank, N.A., in its fiduciary capacity, shall have the right to withdraw from the transaction, and shall be released from all liability hereunder.

5. EXCULPATION OF WELLS FARGO BANK, N.A.: It is understood and agreed by Buyer that Wells Fargo Bank, N.A. is executing this agreement in its fiduciary capacity only and Wells Fargo Bank, N.A., in all capacities, and Wells Fargo Bank, N.A.'s affiliates, shareholders, officers, directors, employees and agents are not and shall not be liable hereunder, directly or indirectly, except for willful misconduct, under or by execution of this Agreement. The rights and claims of Buyer as against Wells Fargo Bank, N.A., in any capacity, shall be limited exclusively to such rights as Buyer may have against the trust or other estate or entity represented herein by Wells Fargo Bank, N.A. Any liability of Wells Fargo Bank, N.A., in any capacity (including without limitation Wells Fargo Bank, N.A.'s shareholders, officers, directors, affiliates, agents, and employees) to Buyer or any other person shall be limited to the interest of the trust or other estate or entity represented herein by Wells Fargo Bank, N.A. in the Property. Buyer or any other person claiming through Buyer agrees to look solely to such interest for the recovery of any judgment against Wells Fargo Bank, N.A., in any capacity. It is the intent of the parties that neither (a) such trust or other estate or entity represented herein by Wells Fargo Bank, N.A., (b) its trustees or beneficiaries, nor (c) any other assets of such trust or other estate or entity represented herein by Wells Fargo Bank, N.A. or its trustees or beneficiaries shall be liable for any such judgment. Buyer hereby irrevocably and unconditionally releases and forever discharges Wells Fargo Bank, N.A., in all capacities, and its affiliates, shareholders, officers, directors, employees and agents ("Releasees"), from all liabilities, claims, rights, damages, losses, and expenses, including attorney's fees, of any nature whosoever, known or unknown, suspected or unsuspected, fixed or contingent, which it now has or claims to have, or at any time heretofore had or claimed to have, against the Releasees arising out of or related to the Property or the physical condition of the Property, including, without limitation, the content or accuracy of any report, study, opinion or conclusion of any person or entity who has examined the Property or any aspect thereof.

     BUYER EXPRESSLY WAIVES CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

6. APPROVALS: The obligations of Wells Fargo Bank, N.A., in its fiduciary capacity, under this Agreement are expressly contingent upon obtaining court approval, if required, and approval of the required management persons or committee at Wells Fargo Bank, N.A., and all other owners of interests in the Property, if any.

7. AMENDMENTS: This Agreement cannot be altered, amended or modified in any way except in a writing signed by the party against whom which enforcement of such alteration, amendment or modification is sought.

8. FINANCING WITH WELLS FARGO BANK, N.A.: Buyer does not intend to finance the purchase of the Property through Wells Fargo Bank, N.A. Buyer agrees to inform Wells Fargo Bank, N.A. of any change in financing plans. If financing is ultimately obtained through Wells Fargo Bank, N.A., this sale is contingent on approval of such financing by appropriate parties.

9. ACCEPTANCE BY WELLS FARGO BANK, N.A.: This offer will be null and void, and the Deposit shall be returned to Buyer, if not accepted by Wells Fargo Bank, N.A., in its fiduciary capacity. Buyer's offer and the acceptance hereof by Wells Fargo Bank, N.A., in its fiduciary capacity, will constitute the sale agreement ("Sale Agreement").

10. ADDITIONAL TERMS AND CONDITIONS: This Agreement is subject to the following terms and conditions:

     (a) The Property, including all fixtures and any personal property, is being purchased by Buyer in its "AS IS" condition, without any express or implied warranties. Buyer waives any and all obligations or claims based on any patent or latent defects. Any documents or information furnished to Buyer is furnished as a courtesy only and is furnished without any warranty or representation whatsoever. Buyer hereby represents that Buyer or Buyer's agent has inspected the property to the full extent deemed appropriate and is satisfied with and accepts its condition, including without limitation all matters relating to land use restrictions, structural matters, soil conditions, hazardous materials and environmental conditions.

     (b) Buyer has not relied on any acts, including any written or oral statements, by Wells Fargo Bank N.A., in any capacity, or any person acting on Wells Fargo Bank, N.A.'s behalf, in submitting Buyer's offer, but rather has relied solely on his, her or its own independent investigation of the Property.

     (c) Buyer agrees to accept title to the Property subject to any and all covenants, conditions, restrictions, reservations, rights, rights-of-way, and easements or record, if any, and any unpaid taxes not delinquent at close of escrow. Any special assessments or bonds will be: ( ) assumed by Buyer without offset or ( ) paid by Wells Fargo Bank, N.A., in its fiduciary capacity.

     (d) Rental income, deposits, taxes, and any other related items will be prorated as of the date title to the Property is transferred to Buyer. Buyer will pay the cost of any termite report or repair work and all closing costs of this transaction, except transfer taxes, unless such taxes are customarily paid by Buyer in the county where the Property is located. Buyer is responsible for obtaining all insurance coverage Buyer deems appropriate upon close of escrow.

     (e) Buyer will establish an escrow, subject to the approval of Wells Fargo Bank, N.A., in its fiduciary capacity, to close on or before 45 days after acceptance hereof by Wells Fargo Bank, N.A., in its fiduciary capacity, or, if applicable, after court confirmation of sale.

     (f) Possession of the Property will be delivered to Buyer (a) on close of escrow or (b) not later than ________ days after close of escrow or
          (c)__________________________________________________________________.

     (g) IF SALE CANNOT BE COMPLETED BY REASON OF ANY DEFAULT BY BUYER, WELLS FARGO BANK, N.A., IN ALL CAPACITIES, WILL BE RELEASED FROM ANY AND ALL OBLIGATIONS HEREUNDER AND MAY PROCEED UPON ANY CLAIM OR REMEDY WHICH IT MAY HAVE IN LAW OR EQUITY; PROVIDED, HOWEVER, THAT BY PLACING THEIR
          INITIALS HERE BUYER (   ) AND WELLS FARGO BANK, N.A., IN ITS FIDUCIARY
          CAPACITY, (   ) AGREE THAT WELLS FARGO BANK, N.A., IN ITS FIDUCIARY
          CAPACITY, WILL RETAIN THE DEPOSITS AS ITS LIQUIDATED DAMAGES. IF THE PROPERTY IS A DWELLING WITH NO MORE THAN FOUR UNITS, ONE OF WHICH
          THE BUYER INTENTS TO OCCUPY AS HIS OR HER RESIDENCE, WELLS FARGO
          BANK, N.A., IN ITS FIDUCIARY CAPACITY, WILL RETAIN AS LIQUIDATED DAMAGES THE DEPOSIT ACTUALLY PAID, OR AN AMOUNT THEREFROM NO MORE
          THAN 3% OF THE PURCHASE PRICE, AND PROMPTLY RETURN ANY EXCESS TO BUYER. IF SALE CANNOT BE COMPLETED BECAUSE OF THE INABILITY OF
          WELLS FARGO BANK, N.A., IN ITS FIDUCIARY CAPACITY, TO CONVEY TITLE, BUYER WILL BE RELEASED FROM ANY AND ALL OBLIGATIONS HEREUNDER
          AND THE DEPOSIT WILL BE PROMPTLY RETURNED TO BUYER.

     (h) The terms and conditions set forth in the attached Counter Offer and this Addendum supercedes any similar clauses that exist in the original contract.

11. GROSS/NET: This offer is a Gross offer, subject to the commission indicated above. Buyer holding Wells Fargo Bank, N.A. harmless should any commission arising out of Buyer's actions become subsequently payable. Broker agrees to look solely to Buyer for compensation.

     Signature of Broker:
                         -------------------------------------------------------

12. DISCLOSURE: California Civil Code Section 1102.1 states that the article requiring the statutory Real Estate Transfer Disclosure Statement specified in Civil Code Section 1102.6 does not apply to "(d) Transfers by a fiduciary in the course of the administration of a decedent's estate, guardianship, conservatorship, or trust."

     WELLS FARGO BANK N.A., in its           BUYER:
     fiduciary capacity as Trustee



By: /s/ Jeffery Hisech                       /s/ [ILLEGIBLE]
   --------------------------------          -----------------------------------
                                             Buyer's Signature



Title:  JEFFERY HISECH
      ASSISTANT VICE PRESIDENT
     ------------------------------



By: /s/ Maureen C. McCartin
   --------------------------------          -----------------------------------
                                             Buyer's Signature


Title: MAUREEN C. McCARTIN
         VICE PRESIDENT
     ------------------------------



Dated: 7/1/97                                Dated: July 3, 1997
     ------------------------------               ------------------------------




     OTHER OWNERS:



     ------------------------------

     ------------------------------

     ------------------------------

[LOGO]


                               RENTAL PROPERTY ADDENDUM



BUYER: CALIFORNIA CULINARY ACADEMY      SELLER: WELLS FARGO BANK, TRUSTEE
      -----------------------------            ---------------------------------

BUYER:                                  SELLER:
      -----------------------------            ---------------------------------

SUBJECT PROPERTY:   622-632 POLK
                 ---------------------------------------------------------------



This ADDENDUM is made a part of the attached Real Estate Purchase Contract by and between the above referenced SELLER and BUYER dated___________________ 19__ and together with that document will constitute joint escrow instructions to the escrow holder and will supersede any comparable provisions in the Real Estate Purchase Contract.


/X/  1.   Buyer agrees to take this property subject to existing leases and rights of the tenants. Seller to deliver copies of all leases and rental agreements (including notices sent to tenants), and income and expense statements to Buyer, within seven (7) days of acceptance. The contract is contingent upon Buyer's inspection and approval of all these documents within seven (7) day of receipt, and further conditioned upon inspection of all units within seven (7) days of acceptance of the contract. Seller to advise Buyer in writing of any oral or written modification to the written lease agreements. During escrow Seller agrees that no changes in leases or tenancies shall be made, nor new rental agreements entered into without prior written consent of Buyer. Seller shall transfer all tenants' deposits and a statement of accounting as to those deposits to Buyer at close of escrow, and send all requisite written notification of same to tenants. Buyer understands that a local rent control ordinance may exist which could regulate the rights and duties of owners and tenants. Buyer has not relied on any representations by Broker(s) as to the income producing potential of the property or its rentability. COLDWELL BANKER STRONGLY RECOMMENDS THAT BUYER AND SELLER REVIEW THE TAX AND LEGAL CONSEQUENCES OF THIS TRANSACTION WITH THEIR ATTORNEY AND/OR ACCOUNTANT PRIOR TO PROCEEDING WITH THIS TRANSACTION.

/ /  2.   Buyer understands and acknowledges that the property is currently occupied by tenants(s) under the terms of a ______________________ agreement.

          The property shall be vacant at close or escrow. Seller agrees to accept full responsibility for providing proper notice to vacate to the tenant(s) and for removal of the tenant(s). If at the end of the notice period or at the time for closing, whichever occurs first, tenant(s) or any other person remain in possession of the subject property, then Buyer, at Buyer's sole option, may choose to either postpone the closing of escrow until the property is vacant, or void this contract and have all unused deposits returned to Buyer. COLDWELL BANKER STRONGLY RECOMMENDS THAT
          SELLER REVIEW THE TAX AND LEGAL CONSEQUENCES OF THIS TRANSACTION WITH THEIR ATTORNEY AND/OR ACCOUNTANT PRIOR TO PROCEEDING WITH THIS TRANSACTION.

          / / In the event escrow is delayed as a result of Seller's inability to remove the tenant or any other person from the property, and Buyer agrees to extend the close of escrow, then Seller agrees to pay Buyer $_____________ per day until escrow closes.

          BUYER AND SELLER UNDERSTAND AND ACKNOWLEDGE THAT THE REAL ESTATE AGENT OR BROKER IS NOT ASSUMING RESPONSIBILITY FOR THE ISSUES COVERED IN
          SECTION 2.

/ /  3.   Buyer understands and acknowledges that the property is not currently being used for rental purposes but it is Buyer's intent to use this property as such. Buyer understands that a local rent control ordinance may exist which could regulate the rights and duties of owners and tenants. Buyer has been advised to satisfy Buyer's concerns as to the rentability of the property with all appropriate governmental agencies. Buyer acknowledges that Buyer has not relied on any representations by Broker(s) as to the income producing potential of the property or its rentability. COLDWELL BANKER STRONGLY RECOMMENDS THAT BUYER REVIEW THE TAX AND LEGAL CONSEQUENCES OF THIS TRANSACTION WITH THEIR ATTORNEY AND/OR ACCOUNTANT PRIOR TO PROCEEDING WITH THIS TRANSACTION.

/ /  4.   Additional terms.

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------


DATED July 3, 1997        BUYER /s/ [ILLEGIBLE]
     ----------------          ------------------------------------------------


DATED                     BUYER
     ----------------          ------------------------------------------------


DATED                     SELLER  WELLS FARGO, BANK, TRUSTEE
     ----------------           -----------------------------------------------


DATED 7/1/97              SELLER  BY:/s/ [ILLEGIBLE] BY:/s/ Maureen C. McCartin
     ----------------          ------------------------------------------------